EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT



Securities and Exchange Commission
Washington, DC



We consent to the use in this Registration Statement of Bella Trading Company, Inc. on Form SB-2 Amendment 2, of our report dated November 24, 2004, appearing in the Prospectus.




/s/ Cordovano and Honeck LLP

Cordovano and Honeck LLP
Denver, Colorado

June 10, 2005